July 14, 2026
National Storage Affiliates Trust Announces Common Shareholder Approval of Acquisition by Public Storage
GREENWOOD VILLAGE, Colo. - (BUSINESS WIRE) - National Storage Affiliates Trust ("NSA" or the "Company") (NYSE: NSA), announced today that NSA's common shareholders have approved the previously announced acquisition of NSA by Public Storage (the "Transaction") at the special meeting of NSA's common shareholders held on July 14, 2026 (the “Special Meeting"). At the Special Meeting, approximately 99.9% of the votes cast were voted in favor of the Transaction, which represented more than 84% of the outstanding common shares of NSA.
Having previously secured approval for the transaction from holders of a majority of the NSA operating partnership units (excluding those NSA operating partnership units held, directly or indirectly, by NSA or any of its subsidiaries), no further approval of NSA's equity holders is required as a condition to the completion of the Transaction.
The Company expects the Transaction to be completed on or about July 22, 2026, subject to the satisfaction or waiver of the remaining customary closing conditions. Final voting results from the Special Meeting will be reported by NSA in a Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission.
Morgan Stanley & Co. LLC is acting as exclusive financial advisor, Clifford Chance US LLP is serving as legal advisor, and Joele Frank, Wilkinson Brimmer Katcher is serving as strategic communications advisor to NSA.
Goldman Sachs & Co. LLC, Wells Fargo, and Eastdil Secured are serving as financial advisors, Wachtell, Lipton, Rosen & Katz is serving as legal advisor, DLA Piper is serving as real estate financing counsel, and Kekst CNC is serving as strategic communications advisor to Public Storage.
About National Storage Affiliates Trust
National Storage Affiliates Trust is a real estate investment trust headquartered in Greenwood Village, Colorado, focused on the ownership, operation and acquisition of self storage properties predominantly located within the top 100 metropolitan statistical areas throughout the United States. As of March 31, 2026, the Company held ownership interests in and operated 1,061 self storage properties, located in 37 states and Puerto Rico with approximately 69.3 million rentable square feet, excluding three properties classified as held for sale, that were sold to a third party in April 2026. NSA is one of the largest owners and operators of self storage properties among public and private companies in the United States. For more information, please visit the Company’s website at www.nsastorage.com. NSA is included in the MSCI US REIT Index (RMS/RMZ), the Russell 1000 Index of Companies and the S&P MidCap 400 Index.
Cautionary Statement Regarding Forward-Looking Statements
This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and in Section 21E of the Securities Exchange Act of 1934, as amended, which are based on current expectations, estimates and projections about the industry and markets in which National Storage Affiliates Trust ("NSA") and Public Storage operate, as well as beliefs and assumptions of NSA and Public Storage. Words such as "anticipate," "become," "believe," "could," "estimate," "expect," "forecast," "intend," "may," "outlook," "plan," "potential," "possible," "predict," "project," "target," "seek," "shall," "should," "will," or "would," including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that NSA or Public Storage expects or anticipates will occur in the future are forward-looking statements, including statements relating to any possible transaction between NSA and Public Storage, rent and occupancy growth, acquisition and development activity, acquisition and disposition activity, general conditions in the geographic areas where NSA and

Public Storage operate, NSA’s and Public Storage’s respective debt, capital structure and financial position and NSA’s and Public Storage’s respective ability to form new ventures. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.
Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: (i) the parties' ability to complete the proposed transaction on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to the parties' ability to satisfy the conditions to consummating the proposed transaction; (ii) the inability to realize the anticipated benefits of the proposed transaction, including as a result of delay in completing the proposed transaction; (iii) the risk that NSA's business will not be integrated successfully with Public Storage's or that such integration may be more difficult, time-consuming or costly than expected; (iv) significant transaction costs and/or unknown or inestimable liabilities; (v) potential litigation relating to the proposed transaction that could be instituted against NSA or its trustees, managers or officers, including resulting expense or delay and the effects of any outcomes related thereto; (vi) the risk that disruptions from the proposed transaction, including diverting the attention of NSA and Public Storage management from ongoing business operations, will harm NSA's and Public Storage's businesses during the pendency of the proposed transaction or otherwise; (vii) certain restrictions during the pendency of the business combination that may impact NSA's and Public Storage's ability to pursue certain business opportunities or strategic transactions; (viii) the possibility that the business combination may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (ix) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances requiring NSA to pay a termination fee; (x) the effect of the announcement of the proposed transaction on the ability of NSA and Public Storage to operate their respective businesses and retain and hire key personnel, and to maintain favorable business relationships; (xi) risks related to the market value of Public Storage common stock to be issued in the proposed transaction; (xii) other risks related to the completion of the proposed transaction and actions related thereto; (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the business combination or otherwise that could affect NSA's or Public Storage's financial performance; (xiv) legislative, regulatory and economic developments; (xv) unpredictability and severity of local, regional, national and international economic, political and catastrophic climates, conditions and events, including but not limited to acts of terrorism, outbreaks of war or hostilities or pandemics, as well as management's response to any of the aforementioned factors; (xvi) changes in global financial markets, interest rates and foreign currency exchange rates; (xvii) increased or unanticipated competition affecting NSA's or Public Storage's properties; (xviii) risks associated with acquisitions, dispositions and development of properties, including increased development costs due to additional regulatory requirements related to climate change; (xix) maintenance of Real Estate Investment Trust status, tax structuring and changes in income tax laws and rates; (xx) risks related to NSA's and Public Storage's investments in ventures, including NSA's and Public Storage's respective abilities to establish new ventures; (xxi) environmental uncertainties, including risks of natural disasters; (xxii) those risks and uncertainties set forth in NSA's and Public Storage's Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings "Forward-Looking Statements" and "Cautionary Statement Regarding Forward-Looking Statements," respectively, and "Risk Factors," as such risk factors may be amended, supplemented or superseded from time to time by other reports filed by NSA or Public Storage, as the case may be, with the Securities and Exchange Commission (the "SEC") from time to time, which are available via the SEC's website at www.sec.gov; and (xxiii) those risks that are described in the Registration Statement and Proxy Statement/Prospectus that were filed with the SEC in connection with the proposed transaction and available from the sources indicated below. There can be no assurance that the proposed transaction will be completed, or if it is completed, that it will close within the anticipated time period. These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Neither NSA nor Public Storage undertakes any obligation to publicly update or review any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if NSA's and Public Storage's underlying assumptions prove to be incorrect, NSA's, Public Storage's and the combined company's actual results may vary materially from what NSA or Public Storage may have expressed or implied by these forward-looking statements. NSA and Public Storage caution not to place undue reliance on any of NSA's or Public Storage's forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect NSA or Public Storage.

CONTACT:
National Storage Affiliates Trust
Investor/Media Relations
George Hoglund, CFA
Vice President - Investor Relations
720.630.2160
ghoglund@nsareit.net